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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3,
1999

                     SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

2000 Market Street, Philadelphia Pennsylvania           19103
   (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (215) 557-4630

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On September 3, 1999, Sovereign Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Sovereign Bank, entered into a Purchase and Assumption Agreement (the "Agreement") and related letter agreement (the "Letter Agreement") with Fleet Financial Group, Inc., Fleet National Bank, Fleet Bank-NH and BankBoston, N.A. (collectively, the "Sellers"), pursuant to which Sovereign Bank will purchase certain assets from and assume certain liabilities of the Sellers. The Agreement and the Letter Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference. The Company's press release, dated September 7, 1999, is also attached hereto as Exhibit 99.1 and incorporated herein by reference.
  <PAGE 1>
Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

           2.1 Purchase and Assumption Agreement, dated as of September 3, 1999, by and among Fleet Financial Group, Inc., Fleet National Bank, Fleet Bank-NH, BankBoston, N.A., Sovereign Bank and Sovereign Bancorp, Inc. and
                    Schedule 9.8(b) thereto.

           2.2 Letter Agreement, dated September 3, 1999, by and among Fleet Financial Group, Inc., Fleet National Bank, Fleet Bank-NH, BankBoston, N.A., Sovereign Bank and Sovereign Bancorp, Inc.

          99.1      Press Release, dated September 7, 1999, of
                    Sovereign Bancorp, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  September 10, 1999
                              /s/Mark R. McCollom
                              Mark R. McCollom,
                              Senior Vice President and Chief
                              Accounting Officer
  <PAGE 3>
                          EXHIBIT INDEX

Exhibit
 Number

 2.1 Purchase and Assumption Agreement, dated as of September 3, 1999, by and among Fleet Financial Group,
          Inc., Fleet National Bank, Fleet Bank-NH, BankBoston,
          N.A., Sovereign Bank and Sovereign Bancorp, Inc.

 2.2      Letter Agreement, dated September 3, 1999, by and among
          Fleet Financial Group, Inc., Fleet National Bank, Fleet
          Bank-NH, BankBoston, N.A., Sovereign Bank and Sovereign
          Bancorp, Inc.

 99.1     Press Release, dated September 7, 1999, of Sovereign
          Bancorp, Inc.
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